                                                                    EXHIBIT 24.1

                          REGIONS FINANCIAL CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of REGIONS FINANCIAL CORPORATION (the "Corporation") hereby constitute and appoint Richard D. Horsley and Samuel E. Upchurch, Jr., and each of them, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the acquisition of East Coast Bank Corporation by Regions Financial Corporation and to sign any and all amendments to such Registration Statements.


      SIGNATURE                       TITLE                         DATE
      ---------                       -----                         ----

/s/ Carl E. Jones, Jr.
--------------------------     President and Chief Executive      March 15, 2000
Carl E. Jones, Jr.              Officer and Director
                            (principal executive officer)

/s/ Richard D. Horsley
--------------------------     Vice Chairman of the Board and     March 15, 2000
Richard D. Horsley              Executive Financial Officer
                                     and Director
                            (principal financial officer)
/s/ Sheila S. Blair
----------------------------          Director                    March 15, 2000
Sheila S. Blair

/s/ James B. Boone, Jr.
----------------------------          Director                    March 15, 2000
James B. Boone, Jr.

/s/ James S.M. French
----------------------------          Director                    March 15, 2000
James S.M. French

/s/ Olin B. King
----------------------------          Director                    March 15, 2000
Olin B. King

/s/ J. Stanley Mackin
----------------------------     Chairman of the Board            March 15, 2000
J. Stanley Mackin                 and Director

/s/ Michael W. Murphy
----------------------------          Director                    March 15, 2000
Michael W. Murphy

/s/ Henry E. Simpson
----------------------------          Director                    March 15, 2000
Henry E. Simpson

/s/ Lee J. Styslinger, Jr.
----------------------------          Director                    March 15, 2000

Lee J. Styslinger, Jr.

/s/ W. Woodrow Stewart
----------------------------          Director                    March 15, 2000
W. Woodrow Stewart

/s/ John H. Watson
----------------------------          Director                    March 15, 2000
John H. Watson


/s/ C. Kemmons Wilson, Jr.
----------------------------          Director                    March 15, 2000
C. Kemmons Wilson, Jr.